Exhibit 10.13

PROMISSORY NOTE COMBINATION #2 AGREEMENT

This Promissory Note Combination #2 Agreement, hereinafter referred to as “Note Combination #2”, entered into effective the 2nd day of September, 2012 hereinafter referred to as the “Effective Date”, by and among Intellinetics, Inc, hereinafter called “Maker” and Alpharion Capital Partners, hereinafter called “Lender”.

Alpharion Note #1:

WHEREAS, Maker and Lender have entered into a Promissory Note and Subscription Agreement dated September 8, 2011 “September 8, 2011 Issuance Date” for the amount of SEVENTEEN THOUSAND FIVE HUNDRED AND NO/100 DOLLARS ($17,500), hereinafter referred to as “Alpharion Note #1”. Said Alpharion Note #1 was originally due one hundred and eighty days from the September 8, 2011 Issuance Date.

WHEREAS, Maker and Lender have entered into a Promissory Note Extension Agreement dated March 6, 2012 extending the Alpharion Note #1 to a due date that is three hundred and sixty days from the September 8, 2011 Issuance Date. All other provisions of Alpharion Note #1 were unchanged.

Alpharion Note #3:

WHEREAS, Maker and Lender have entered into a Promissory Note and Subscription Agreement dated November 1, 2011 “November 1, 2011 Issuance Date” for the amount of SEVEN THOUSAND FIVE HUNDRED AND NO/100 DOLLARS ($7,500), hereinafter referred to as “Alpharion Note #3”. Said Alpharion Note #3 was originally due one hundred and eighty days from the November 1, 2011 Issuance Date.

WHEREAS, Maker and Lender have entered into a Promissory Note Extension Agreement dated May 7, 2012 extending the Alpharion Note #3 to a due date that is two-hundred and seventy days from the November 1, 2011 Issuance Date. All other provisions of Alpharion Note #3 were unchanged.

WHEREAS, Maker and Lender have entered into a Promissory Note Second Extension Agreement dated July 27, 2012 extending the Alpharion Note #3 to a due date that is three hundred and fifteen days from the November 1, 2011 Issuance Date. All other provisions of Alpharion Note #3 were unchanged.

Alpharion Note #7:

WHEREAS, Maker and Lender have entered into a Promissory Note and Subscription Agreement dated December 7, 2011 “December 7, 2011 Issuance Date” for the amount of EIGHTY THOUSAND NO/100 DOLLARS ($80,000), hereinafter referred to as “Alpharion Note #7”. Said Alpharion Note #7 was originally due one hundred and eighty days from the December 7, 2011 Issuance Date.

1

WHEREAS, Maker and Lender have entered into a Promissory Note Extension Agreement dated June 4, 2012 extending the Alpharion Note #7 to a due date that is two-hundred seventy days from the Issuance Date. All other provisions of Alpharion Note #7 were unchanged.

Alpharion Note #15:

WHEREAS, Maker and Lender have entered into a Promissory Note and Subscription Agreement dated February 14, 2012 “February 14, 2012 Issuance Date” for the amount of TEN THOUSAND AND NO/100 DOLLARS ($10,000), hereinafter referred to as “Alpharion Note #15”. Said Alpharion Note #15 was originally due one hundred and eighty days from the February 14, 2012 Issuance Date.

WHEREAS, Maker and Lender have entered into a Promissory Note Extension Agreement dated August 11, 2012 extending the Alpharion Note #15 to a due date that two hundred and twenty five days from the February 14, 2012 Issuance Date. All other provisions of Alpharion Note #15 were unchanged.

Alpharion Note Combination #2:

WHEREAS, Maker and Lender desire to enter into this Note Combination #2 in order to combine Alpharion Note #1, Alpharion Note #3, Alpharion Note #7 and Alpharion Note #15 for a total of $115,000 and extend the due date until November 16, 2012.

NOW, THEREFORE, it is duly agreed by both Maker and Lender to combine Alpharion Note #1, Alpharion Note #3, Alpharion Note #7 and Alpharion Note #15 for a total of $115,000 (hereinafter collectively referred to as the “Alpharion $115,000 Note”), and extend the due date of such Alpharion $115,000 Note to a due date of November 16, 2012.

All other provisions of Alpharion Note #1, Alpharion Note #3, Alpharion Note #7 and Alpharion Note #15 (if applicable) shall prevail unless otherwise written.

IN WITNESS WHEREOF, the undersigned Maker and Lender have duly executed this Note Combination #2 as of the Effective Date.

INTELLINETICS, INC.

By:	s/William J. Santiago

ALPHARION CAPITAL PARTNERS, INC.

By:	s/Rich Hughes

2